Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund

Supplement dated February 3, 2021

to the Statement of Additional Information dated June 2, 2020

This supplement updates information in the Statement of Additional Information (“SAI”) for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with the SAI.

•	Aperio Group, LLC (“Aperio”) serves as a sub-adviser to the Fund. Effective February 1, 2021, BlackRock, Inc. (“BlackRock”) acquired all of the equity interests in Aperio Holdings, LLC, the parent company of Aperio. As a result, Aperio became an indirect wholly-owned subsidiary of Blackrock. The information about Aperio’s ownership structure included in the SAI on page 45 under “Investment Sub-Advisers” is revised accordingly.

Please retain this supplement for future reference.